UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

METRO BANCORP, INC.
______________________________
(Exact Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box)
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.1

(1)   Title of each class of securities to which transaction applies:
________________________________________________________________________________
(2)   Aggregate number of securities to which transaction applies:
________________________________________________________________________________
(3)   Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
(4)   Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5)   Total fee paid:
________________________________________________________________________________

☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Tule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid
________________________________________________________________________________
(2)   Form, Schedule or Registration Statement No.:
________________________________________________________________________________
(3)   Filing Party:
________________________________________________________________________________
(4)   Date Filed:
________________________________________________________________________________

PROXY

METRO BANCORP, INC.
3801 Paxton Street
Harrisburg, PA  17111
Telephone:  (888) 937-0004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF METRO BANCORP, INC.

The undersigned hereby appoints Douglas S. Gelder and Howell C. Mette as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of Metro Bancorp, Inc. held of record by the undersigned on March 23, 2012 at the Annual Meeting of Shareholders to be held on May 17, 2012.

1.  ELECTION OF DIRECTORS:

For all Nominees Listed Below ________	Withhold Authority_________
(except as indicated below)

Gary L. Nalbandian, James R. Adair, John J. Cardello, CPA, Douglas S. Gelder, Alan R. Hassman, Michael A. Serluco, Howell C. Mette, Samir J. Srouji, M.D.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space immediately below.

2. AMENDMENT TO THE 2011 DIRECTOR STOCK OPTION PLAN.

FOR_____ AGAINST_____ ABSTAIN_____

3. AMENDMENT TO THE SMARTBUY STOCK PURCHASE PROGRAM

FOR_____ AGAINST_____ ABSTAIN_____

4. ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT

FOR_____ AGAINST_____ ABSTAIN_____

5. RATIFICATION OF THE APPOINTMENT OF PARENTEBEARD LLC AS INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012

FOR_____ AGAINST_____ ABSTAIN_____

6. OTHER BUSINESS:

Take action on other business, which may properly come before the meeting.

FOR_____ AGAINST_____ ABSTAIN_____

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED “FOR” THE ELECTION OF THE EIGHT NOMINEE DIRECTORS, “FOR” APPROVAL OF THE AMENDED 2011 DIRECTOR STOCK OPTION PLAN, “FOR” APPROVAL OF THE AMENDED SMARTBUY STOCK PURCHASE PROGRAM, “FOR” THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AND “FOR” ANY OTHER BUSINESS IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.  THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated this day of , 2012.	(SEAL)
Signature
(SEAL)
Signature

When shares are held by joint tenants, both should sign.  If signing as attorney, executor, administrator, trustee, guardian, custodian, corporate official or in any other fiduciary or representative capacity, please give your full title as such.

Please sign your name exactly as it appears on this proxy, and mark, date and return this proxy as soon as possible in the enclosed envelope.  No postage is necessary if mailed in the United States in the enclosed self-addressed envelope.